SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 15, 2005

BIOTEX HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

FLORIDA	000-50214	65-0968839
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1400 Cypress Creek Road

Fort Lauderdale, Florida 33309

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(954)776-6600

(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 15, 2005, the Company entered into an agreement with the Citrus Products of Belize Limited (“CPBL”). Pursuant to the Agreement, the Company and CPBL formed a joint venture named BTX Citrus Belize, Ltd. (“BTXC”) for the purpose of building a plant in Belizee for waste peel processing. Pursuant to the terms of the Agreement, the Company will own 65% and CPBL will own 35% of the joint venture company. The Company will be responsible for the following pursuant to the agreement: the capital funding, the citrus peel processing equipment, construction of the plant and distribution of the finished product. CPBL shall be responsible for the following pursuant to the agreement: providing the land, free citrus peel for 10 years; day to day management of the BTXC plant, assisting BTXC with the execution of legal documents necessary to affect a lien on the equipment and placing $700,000 in an escrow account for a period of no longer than four months.

The parties have agreed that the Net Profits generated by BTXC, minus a working capital reserve to be determined by the BTXC board of directors, shall be distributed on a quarterly basis on the same percentage basis as each party’s equity ownership. For the purpose of this Agreement, Net Profits has been defined as Gross Revenues from the sale of finished products less all associated costs of operation, including, but not limited to, salaries and wages, utilities, commissions, SG&A, royalties and debt service. An additional 20% of the Net Profits will be retained to establish a sinking fund in order to retire the debt incurred in building the plant until such time that the debt is retired.

In addition, the parties have agreed that the Board of Directors of BTXC shall be comprised of three members. Mr. Scott Silverman shall serve as Chairman of the Board of Directors and and Dr. Henry Canton and Mr. Robert deZanger shall serve as the other Directors. All Directors shall also serve as Executive Officers of the join venture company.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

2.1	Agreement between BioTex Holdings, Inc. and Citrus Products of Belize Limited dated August 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTEX HOLDINGS, INC.

By:	/s/ Scott Silverman
SCOTT SILVERMAN
President, CEO, CFO

Dated: August 22, 2005